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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                  June 2, 2000




                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

             0-21168                             13-3253392
     (Commission File Number)       (IRS Employer Identification Number)

                  5 East 80th Street, New York, New York    10021
               (Address of Principal Executive Offices)   (Zip Code)


        Registrant's telephone number, including area code (212) 717-6544






                                Page 1 of 6 pages

                         Exhibit Index located on page 6
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Agreement of Purchase and Sale.

                  On June 2, 2000, pursuant to the Agreement of Purchase and Sale, dated April 17, 2000, among the Company and the shareholders of Gordon Acquisition Corp., a California corporation ("Gordon"), the Company completed its acquisition of Gordon, a manufacturer of cosmetics, hair care and other personal care products. The Company acquired from the shareholders of Gordon (i) approximately 85% of the outstanding shares of common stock, par value $.001, of Gordon, (ii) options to purchase the remaining shares of common stock within one year and (iii) certain notes made by Gordon in favor of certain of its shareholders. In consideration thereof, the Company issued to the shareholders of Gordon a total of 721,231 shares of common stock, par value $.001, of the Company and paid them $609,000 in cash.

                  To determine the number of shares of the Company to be issued, the parties negotiated a certain dollar amount, adjusted by the amount by which the estimated adjusted net working capital of Gordon on the closing date exceeded or fell short of the target adjusted net working capital. This dollar amount was then divided by the agreed price per share, $6.29. Additional shares of the Company were issued to a particular shareholder in exchange for the notes that Gordon had made in its favor. The number of additional shares was determined by dividing the outstanding principal amount of these notes by the agreed price per share. All other holders of notes that the Company purchased received cash in exchange therefor, totaling $609,000, the approximate total outstanding principal amounts of such notes. The Company transferred the cash amount from its own working capital.

                  The options to purchase the remaining shares of Gordon (the "Option Shares") are subject to mandatory exercise by the Company on the first anniversary of the closing date if not sooner exercised. Upon exercise, the Company will issue to each holder of Option Shares a number of shares of the Company equal to the quotient of (A) the sum of (i) $6.29 multiplied by the number of Option Shares being purchased from such holder and (ii) simple interest on such amount at the rate of 9% per annum calculated from the closing date to the date of exercise divided by (B) the greater of (i) the average closing price of shares of the Company over the twenty trading days ending on the trading day immediately prior to the date of exercise and (ii) $6.29.

                  In addition, the Company agreed to register the shares of its common stock issued to the shareholders of Gordon pursuant to the Agreement of Purchase and Sale for resale under the Securities Act of 1933, as amended, and to use its reasonable best efforts to have the resale registration statement filed with the Securities and Exchange Commission on or prior to the fifth business day after the Company has received all financial information from Gordon and its subsidiary, H.B. Gordon Manufacturing Co., necessary to prepare such registration statement.


                                Page 2 of 6 pages
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                  Gordon is recognized within the personal and beauty care
industry as a high-quality formulator, packager and contract manufacturer of a variety of cosmetics and other beauty care products for branded consumer product marketers and private label retailers. Gordon's customer base consists of leading brand marketers, major mass merchandisers and direct-sale marketers, including such leading names as Sears, The Gap, Kmart, Tova, Herbalife, The Body Shop, Bath & Body Works and Victoria's Secret. The Company intends to use Gordon's manufacturing and marketing capabilities to commercialize its color science technology in the cosmetics and hair colorant markets and to generate expanded revenues from laboratory product chromaticity studies, color-measuring systems and related products.

                  Prior to the Agreement of Purchase and Sale, the two companies had entered into a licensing agreement to commercialize the marketing of the Company's new, hand-held Colormate(R) device and system for selecting personalized colors of cosmetics, hair color and beauty-related products, including custom-blended cosmetic foundations.

                  In connection with the Agreement of Purchase and Sale, Brian
T. Fitzpatrick, the former Chairman, President and CEO of Gordon, has been named President and Chief Operating Officer of the Company and will relocate to the Company's New York headquarters. Mr. Fitzpatrick has been the Chairman, President and CEO of Gordon since April 1996 and has served as president of several electronic manufacturing companies after working for the Polaroid Corporation in its industrial marketing division.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

                  The financial statements required to be filed pursuant to Item 7(a) of Form 8-K were not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8- K/A as soon as practicable but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information

                  The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable but in no event later than 60 days after the date this Current Report on Form 8-K is required to be filed.



                                Page 3 of 6 pages
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(c)      Exhibits


2.1 Agreement of Purchase and Sale (the "Purchase Agreement"), dated as of April 17, 2000, among Chromatics Color Sciences International, Inc. and the shareholders and certain noteholders of Gordon Acquisition Corp. (including Exhibits A through E thereto).

2.2      Amendment No. 1 to the Purchase Agreement, dated May 15, 2000.

2.3      Amendment No. 2 to the Purchase Agreement, dated May 25, 2000.

2.4      Amendment No. 3 to the Purchase Agreement, dated May 31, 2000.

99 Chromatics Color Sciences International, Inc. Press Release, dated June 6, 2000.



                                Page 4 of 6 pages
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHROMATICS COLOR SCIENCES
                                       INTERNATIONAL, INC.


                                       By: /s/ Darby S. Macfarlane
                                           --------------------------------
                                           Name: Darby S. Macfarlane
                                           Title: Chief Executive Officer

Date:  June 19, 2000



                                Page 5 of 6 pages
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                                  EXHIBIT INDEX


2.1 Agreement of Purchase and Sale (the "Purchase Agreement"), dated as of April 17, 2000, among Chromatics Color Sciences International, Inc. and the shareholders and certain noteholders of Gordon Acquisition Corp. (including Exhibits A through E thereto).

2.2      Amendment No. 1 to the Purchase Agreement, dated May 15, 2000.

2.3      Amendment No. 2 to the Purchase Agreement, dated May 25, 2000.

2.4      Amendment No. 3 to the Purchase Agreement, dated May 31, 2000.

99 Chromatics Color Sciences International, Inc. Press Release, dated June 6, 2000.



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